September 13, 2004


Mercator Advisory Group LLC
Monarch Pointe Fund, Ltd.
555 South Flower Street, Suite 4500
Los Angeles, California 90071

International Card Establishment, Inc.
300 Esplanade Drive, 19th Floor
Oxnard, California 93036

J.P.Turner & Company,L.L.C.
17 Corporate Plaza Suite 200
Newport Beach,CA 92660


Ladies and Gentlemen:

         We are writing with respect to that certain Subscription Agreement (the "Subscription Agreement") dated as of September 13, 2004 by and among International Card Establishment, Inc., a Delaware corporation (the "Company"), Mercator Advisory Group LLC ("MAG"), and Monarch Pointe Fund, Ltd. (the "Purchaser") In connection with the Closing (as that term is defined in the Agreement), we have agreed to receive and hold as escrow agent, pursuant to the terms of this agreement, on behalf of the Company, MAG and the Purchaser, 66% of the Purchase Price (as that term, and all other capitalized terms used herein that are not otherwise defined, are defined in the Agreement) which equals $1,980,000 (the "Escrow Funds"). In our capacity as escrow agent, we shall hold the Escrow Funds until 12:00 p.m. on September 14, 2004 or such earlier date as MAG has instructed us to release the Escrow Funds in accordance with Section 3 of the Subscription Agreement, at which time we will release the Escrow Funds to the accounts set forth on EXHIBIT "A" attached hereto and incorporated herein by reference in the following manner:

         a. $99,000 Due Diligence Fee to MAG,
         b. $12,000 Legal Fee to MAG,
         c. $198,000 broker fee to J.P Turner & Company LLC, and
         d. the balance equal to $1,671,000 to the Company.

If we are not so instructed by MAG prior to 12:00 p.m. on September 14, 2004, we

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September 13, 2004
Page 2



shall refund the entire amount of the Escrow Funds without interest or deduction to the Purchaser.

         Nothing in this Agreement shall require us to continue to act as escrow agent under this Agreement and we are hereby authorized to withdraw as such effective upon our written notice to the Company and MAG. In the event of such withdrawal, we, in our sole and absolute discretion, may either deliver the Escrow Funds to a successor escrow agent as shall be designated by the parties, or deliver the Escrow Funds to an appropriate court in connection with an interpleader action brought against the parties.

         We shall be obligated only for the performance of such duties as are specifically set forth herein and we may rely and shall be protected in relying or refraining from acting on any document or instrument reasonably believed by us to be genuine and to have been signed or presented by the proper party or parties. We shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver any document or instrument delivered to us hereunder. We shall not be personally liable for any costs or expenses arising out of any act or omission to act on the part of us hereunder while acting in good faith and in the exercise of good judgment, and any act done or omitted by us pursuant to the advice of its own attorneys shall be conclusive evidence of such good faith.

         We are hereby expressly authorized to disregard any and all warnings given by any of the parties or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case we obey or comply with any such order, judgment or decree, we shall not be liable to any of the parties or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         This Agreement may only be amended by the written agreement of all the parties and us.

         All deliveries, notices or demands made hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient or, if not, then on the next business day, or (c) upon receipt after deposit with a nationally recognized overnight express courier, postage prepaid, specifying next day delivery with written verification of receipt. All communications shall be addressed as provided for in the Agreement. or at such other address as any party may deliver to the others.

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                            Signature Page to Follow

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September 13, 2004
Page 3



         If  this   Agreement   accurately   sets  forth  our   agreements   and
understandings, please sign this Agreement in the location provided below and return your signed copy to us.

                                         Very truly yours,

                                         Ronald J. Stauber, Inc.
                                         By: ____________________________
                                         Name; _________________________
                                         Title: ___________________________


ACKNOWLEDGED AND AGREED

MERCATOR ADVISORY GROUP, LLC             JP TURNER & COMPANY LLC


By:      __________________________      By:
             David Firestone             Name:  ______________________________
             Managing Member             Title: _______________________________



MONARCH POINTE FUND, LTD.                INTERNATIONAL CARD ESTABLISHMENT, INC.


______________________________           By:
By:          David Firestone             Name:  _______________________________
Its:         President                   Title: _______________________________



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                                   EXHIBIT "A"

WIRE INSTRUCTIONS FOR MERCATOR ADVISORY GROUP, LLC

Bank Name:          Manufacturers Bank
                    515 S. Figueroa Street,
                    LA, CA 90071

Account Name:       Mercator Advisory Group, LLC.
                    555 South Flower Street, Suite 4500
                    Los Angeles, CA 90071

Account #:          7000015720

ABA#                122226076


WIRE INSTRUCTIONS JP TURNER & COMPANY, LLC

Bank:               Wachovia Bank, National Association, Atlanta, Georgia

ABA#:               061000227

Account Name:       JP Turner & Company, LLC

Account Number:     2000186834169



WIRE INSTRUCTIONS INTERNATIONAL CARD ESTABLISHMENT, INC.

Bank:               California Bank and Trust
                    365 E. Esplanade Drive
                    Oxnard, CA 93036

ABA#:               121002042

Account Name:       International Card Establishment, Inc.

Account Number:     3320030621